Exhibit 3.1(b)

CERTIFICATE OF ELIMINATION

OF

SERIES A CUMULATIVE PREFERRED STOCK OF HSBC FINANCE CORPORATION

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

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HSBC FINANCE CORPORATION (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of the Company, resolutions were duly adopted setting forth the proposed elimination of the Series A Cumulative Preferred Stock of the Company as set forth herein:

"RESOLVED, that the Board hereby (i) determines that the exchange of the Corporation's Series A Cumulative Preferred Stock (the "Series A Preferred Stock") held by HSBC Investments (North America) Inc. ("HINO"), the sole stockholder of the Corporation, for common stock of the Corporation (the "Exchange") is advisable, fair to and in the best interests of the Corporation and its sole common stockholder, (ii) authorizes the issuance of 4 shares of common stock of the Corporation to HINO, in exchange for the tender by HINO to the Corporation of all of the shares of Series A Preferred Stock of the Corporation held by HINO; (iii) approves the Exchange and all transactions contemplated thereby, and (iv) recommends that the Exchange be adopted by the sole stockholder of the Corporation;

"FURTHER RESOLVED, that upon effectiveness of the Exchange, no shares of Series A Preferred Stock of the Corporation will be outstanding;

"FURTHER RESOLVED, that the Chief Executive Officer, any Group Executive, any Vice President, the Chief Financial Officer, or the Treasurer of the Corporation (each an "Authorized Officer") be, and each of them hereby is, authorized and directed in the name and on behalf of the Corporation, to execute and deliver an exchange agreement to be entered into with HINO or any related document, with such changes, additions and deletions as to any or all of the terms and provisions thereof as such Authorized Officer executing same shall approve, the execution thereof by such Authorized Officer to be conclusive evidence of the approval thereof by such Authorized Officer and by the Board;

"FURTHER RESOLVED, that the Board deems it advisable and in the best interests of the Corporation, subject to approval of HINO, the sole stockholder of the Corporation, to file a Certificate of Elimination or any other amendments to the Amended and Restated Certificate of Incorporation of the Corporation (collectively, the "Delaware Documents") with the Delaware Secretary of State to remove all references to the Series A Preferred Stock in the Corporation's Amended and Restated Certificate of Incorporation, including removal of the Amended Certificate of Designations of Series A Cumulative Preferred Stock, and such Delaware Documents are hereby approved and each Authorized Officer is hereby authorized to file such Delaware Documents with the Secretary of State of the State of Delaware, with such Delaware Documents to be effective upon effectiveness of the Exchange without any further action of the Board;

"FURTHER RESOLVED, that the Exchange and any document related thereto, including the Delaware Documents, be submitted for approval by written consent of the sole stockholder of the Corporation entitled to vote thereon at a special meeting (the "Special Meeting") along with the Board's recommendation that such stockholder approve the Exchange, the related documents and certificates, which meeting may be waived and the authorization submitted by unanimous written consent;

"FURTHER RESOLVED, that the Chairman of the Board and Chief Executive Officer be, and hereby is, authorized and directed, subject to the terms of the Series A Preferred Stock, to fix hereafter the date (which shall be as soon as practicable), time and place of any Special Meeting, and the record date for determining the stockholders entitled to notice of and to vote at such Special Meeting (the "Record Date");

"FURTHER RESOLVED, that the Authorized Officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to submit to the sole stockholder of record as of the close of business on the Record Date, a notice of the Special Meeting, or in lieu thereof, a consent to waiver of such meeting and a unanimous written consent relating to the Exchange, the exchange agreement or any other document or agreement relating to the Exchange and the transactions contemplated thereby;

"FURTHER RESOLVED, that the Authorized Officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to prepare, sign and file, or cause to be filed, with any applicable federal, state or foreign country regulatory or supervisory body, all applications, requests for approval, consents, interpretations, or other determinations, notices and other information and documents, and any modifications or supplements thereto, as may be necessary or advisable in connection with the Exchange and the transactions contemplated thereby, together with all agreements and other information and documents required or appropriate, and any publications required, in connection therewith;

"FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation to prepare all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of all third parties, regulatory authorities and other governmental entities necessary to consummate the transactions contemplated by the Exchange, to execute personally or by attorney-in-fact any such required filings or amendments or supplements to any of the foregoing, and to cause any such required filings and any amendments thereto to become effective or otherwise approved;

"FURTHER RESOLVED, that the Authorized Officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to take all such other actions and to execute all such documents as such Authorized Officer may deem necessary or advisable for compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any applicable state securities or similar laws, in connection with the Exchange and the other transactions contemplated by the exchange agreement, and the taking of any such action shall be conclusive evidence that the Board and the Corporation have authorized such action; and

"FURTHER RESOLVED, that, without limiting the foregoing, the Authorized Officers of the Corporation be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation to prepare, and to cooperate and coordinate with HINO in the preparation of, all documentation and to effect all filings as may be necessary or advisable under the various securities laws, regulations and rules of the United States or any state or foreign jurisdiction in connection with the Exchange, to execute personally or by attorney-in-fact such documentation and filings or amendments or supplements to any of the foregoing, and to cause such documentation and filings and any amendments and supplements thereto to become effective or otherwise approved; and

"FURTHER RESOLVED, that all actions heretofore taken by any of the directors, Authorized Officers, representatives or agents of the Corporation or any of its affiliates in connection with the Exchange and any other transactions contemplated or otherwise referred to in the foregoing resolutions be, and each of the same hereby is, ratified, confirmed and approved in all respects as the act and deed of the Corporation."

SECOND: That the Amended Certificate of Designations with respect to the Series A Cumulative Preferred Stock was filed in the office of the Secretary of State of Delaware on December 15, 2004. None of the authorized shares of Series A Cumulative Preferred Stock are outstanding and none will be issued.

THIRD: That in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation of the Company is hereby amended to eliminate all references to the Series A Cumulative Preferred Stock.

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IN WITNESS WHEREOF, the Company has caused this certificate to be signed by William H. Kesler, its Vice President and Assistant Treasurer, this 15th day of December, 2005.

HSBC FINANCE CORPORATION By: /s/ William H. Kesler William H. Kesler Vice President & Assistant Treasurer